NEWPOINT EQUITY FUND
(A Portfolio of Newpoint Funds)


SUPPLEMENT TO PROSPECTUS DATED JANUARY 31, 1996.
There will be a "Special No-Load Offering" period during which shares of the Newpoint Equity Fund may be purchased with no sales load. This offering
period will commence March 1, 1996 and end   May 31, 1996.  Shares may be
purchased through FirstMerit Securities, a brokerage subsidiary of the First National Bank of Ohio. The following sections in the Prospectus should be noted in regard to this offering only for the aformentioned time period:
"Summary of Fund Expenses"; "What Shares Cost"; "Eliminating the Sales Load"; and "Systematic Investment Program".

                                                           February 26, 1996
   FEDERATED SECURITIES CORP.

   Distributor
   A subsidiary of FEDERATED INVESTORS
   Federated Investors Tower
   PITTSBURGH, PA  15222-3779
   CUSIP 651722209